For Growth of Capital

Small Cap Value Fund


(Photo of illustration from Growth of Capital Brochure)


service and guidance

professional management

goals

1998
Semi-Annual
Report

DELAWARE
INVESTMENTS
-----------
Philadelphia o London

(Various photos demonstrating service and guidance, professional management and goals)





professional management

More Than 69 Years
of investment experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.






goals

Whatever Your Goals,
the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.




service and guidance

Delaware Believes That The Guidance
of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

                                                                      for growth
                                                                      of capital
                                                                           1

June 5, 1998



Dear Shareholder:

The first half of fiscal 1998 was a rough period for small cap stocks and value-oriented investors. While stock prices of large companies soared to new heights between November and May, stocks within our benchmark, the unmanaged Russell 2000 Index, provided more modest returns.
    Since Thanksgiving, small company shares in real estate, energy and finance have been weak, affected by tax issues, commodity prices and interest rate concerns. In addition, growth style investing rather than a value approach has been in vogue.
    Small Cap Value Fund provided a total return of +4.58% (capital change plus income based on net asset value for A Class shares) for the six months ended May 31, 1998. These results, while positive, were less than the average of our peers, as shown below.
    Aggressive investors have been rewarded for short-term bets on stocks with high risk profiles so far this year. Small Cap Value Fund pursues a steadier course for investors seeking growth of capital. While future results can't be guaranteed, the Fund has provided highly attractive long-term returns using a tempered, low turnover, lower risk approach (see page 5).
    Since November, our fundamental analysis led us to companies such as real estate investment trusts, small retailers, insurance firms and selected niche business and consumer service providers. We also increased our position in technology in January.
    Over the long term, small cap value investing has proven an effective, rewarding investment style. We think investors may eventually forego the current obsession with large-cap growth

Small company shares in real estate, energy and finance have been weak, affected by tax issues, commodity prices and interest rate concerns.



CUMULATIVE/AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended            From June 24, 1987**
                                                            May 31, 1998                to May 31, 1998
--------------------------------------------------------------------------------------------------------------
Small Cap Value Fund A Class                                  +4.58%                       +16.27%
--------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                            +6.54%                       +11.71%
--------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                  +15.07%                       +15.67%
--------------------------------------------------------------------------------------------------------------
Lipper Capital Appreciation Fund Average                      +9.06% (247 funds)           +11.84% (53 funds)
--------------------------------------------------------------------------------------------------------------

All performance shown above assumes reinvestment of dividends and capital gains. Fund and Lipper performance is at net asset value without effect of sales charges. Performance for all Small Cap Value Fund classes can be found on page
9. The unmanaged Russell 2000 Index is a measure of small company stocks while the unmanaged S&P 500 Index is a measure of large company stocks.
**Fund inception date.

for growth
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    2

companies, and the merits of your Fund's approach will become clear.
    We attribute Small Cap Value Fund's long-term success since 1987 to a consistent focus on small, undervalued companies. Christopher S. Beck, your Fund's portfolio manager, explains the Fund's strategy and provides an outlook for the second half of 1998 on the pages that follow.
    An encouraging development is that investor interest in the Fund has accelerated since autumn. Between November and May, Small Cap Value Fund's net assets grew by $84 million to $420 million as we added thousands of new shareholders.
    Positive cash flow has provided the Fund's portfolio manager with additional resources to invest. At the same time, the Fund's relatively modest size gives us ample flexibility to capitalize on changing market conditions.
    We thank you for being among the more than 26,000 investors who have chosen to make Small Cap Value Fund a component of your investment plan.

Sincerely,


/s/   Wayne A. Stork
---------------------------------------
Wayne A. Stork
Chairman



/s/   Jeffrey J. Nick
---------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer


PORTFOLIO HIGHLIGHTS


                                                                                             S&P 500 Index
                                                 May 31, 1998       November 30, 1997     as of May 31, 1998
--------------------------------------------------------------------------------------------------------------
Number of Stocks                                          89                    86                  500
Median Market Capitalization                    $805 million          $797 million         $7.7 billion
Median Stock
    Price-To-Earnings Ratio                            16.2x                 13.9x                24.5x
Median Price-To-Book Ratio                              240%                  205%                 600%
Dividend Yield
    (Before Fund Expenses)                              1.49%                 1.48%                1.42%
Beta                                                    0.59                  0.60                 1.0

The above yield represents the weighted average dividend yield of the Fund's holdings exclusive of transaction costs. Small Cap Value Fund does not pay a regular dividend, but may distribute income generated by the Fund's holdings, typically at year's end. P/E is based on analysts' earnings estimates for 1998 as reported by First Call. Beta is a measure of volatility relative to the S&P 500 Index for the past three years ended May 31. A number less than 1.0 means a security has fluctuated less in price than the Index. A number more than 1.0 means the security has fluctuated more than the Index.

                                                                      for growth
                                                                      of capital
                                                                           3

Portfolio Manager's Review


After a terrific 1997, small cap value investing fell out of favor in January, and Small Cap Value Fund has been experiencing the effects of a strenuous market environment. We are finding it more difficult to uncover value in some sectors of the market, such as financials, a sector that has provided superior performance for most of the 1990s.

    The level of risk in the stock market has increased, in our opinion. Profit growth is slowing and some investors are concerned the Federal Reserve Board may raise interest rates modestly later this year. We think the Fed is in a box. Although consumer spending is high and the nation's unemployment rate near record lows, we don't see how the Fed can raise interest rates. To do so would risk triggering more currency devaluations in Asia, where many countries face a recession. Many companies around the world borrow in U.S. dollars, so an increase in U.S. interest rates can make their debt obligations more burdensome.

Investment Strategy
When we buy stocks, we prefer companies with a market capitalization of $400 million to $1.4 billion. From among some 2,500 small company stocks in the U.S., we seek businesses with strong positive cash flows that are out-of-favor, undervalued or undiscovered.
    Our initial value screens narrow the field to about 1,000 companies. From there we distill some 100 businesses that become candidates for intense fundamental research, including company visits. We generally:
o Examine sales and earnings prospects relative to competitors;



                 Small Cap Value Fund's Stock Selection Process

        -----------------------------------------------------------------
                   2,500 Stocks - Universe of Small Companies
        -----------------------------------------------------------------

                                       \/
        -----------------------------------------------------------------
                            Quantitative Analysis of
             1,000 Stocks - Stocks Exhibiting Value Characteristics
        -----------------------------------------------------------------

                                       \/
        -----------------------------------------------------------------
                   300-400 Stocks - Qualitative & Additional
                 Quantitative Analysis Comparisons by Industry
        -----------------------------------------------------------------

                                       \/
        -----------------------------------------------------------------
                 100 Stocks - Top Candidates for Company Visits
                     Value Compared to Russell 2000 Stocks
                              and Company History
        -----------------------------------------------------------------
for growth
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    4

o Seek companies whose stocks trade actively (which provides liquidity);

o Measure value with appropriate industry yardsticks; and

o Analyze free cash flow.

    Free cash flow - the amount of money a company generates as revenue from operations - tells us how much financial flexibility a business has to expand, meet competitive threats and deal with unexpected events.

Strategic Positioning
One way the Fund has sought to reduce portfolio risk this year is by holding shares of real estate investment trusts (REITs), a sector that appears undervalued. We believe fundamental factors affecting the nation's real estate markets - rents, property prices and tenant demand - are healthy. Demand for space continues to outstrip supply in cities and suburbs along the Atlantic and Pacific seaboards.
    REITs performed well for most of calendar 1997 but then hit a roadblock this past winter when the Clinton Administration proposed reducing tax breaks for certain REITs. We think investors have overreacted, because the proposed legislation's long-term effect is likely to be minimal. In our view, the real estate sector can provide attractive total returns over the long term.
    As of May 31, REITs represented 12% of your Fund's net assets. This was slightly lower than the 13% weighting of REITs in the Russell 2000 Value Index, which includes stocks from the Russell 2000



Your Fund's Lower Risk Approach
-------------------------------------------------------------
Latest Morningstar Risk Scores (2/28/98)



               Small Cap Value       Small Value Fund
                Fund A Class         Category Average
                ------------         ----------------
3 Years             0.63                   0.96
5 Years             0.73                   0.92
10 Years            0.88                   1.01



The average P/E of stocks in the Fund's portfolio as of May 31 was less than that of stocks in the S&P 500 Index. Meanwhile, the portfolio's dividend yield (before expenses) was higher than that of the S&P 500, an indicator of the Fund's value focus.

The average risk factor for all equity funds equals 1.00. Numbers greater than
1.00 indicate more relative risk, less than 1.00 indicates lower relative risk. Past performance does not guarantee future results. To calculate risk, Morningstar concentrates on those months during which a fund underperformed the average return of a three-month U.S. Treasury bill. It adds up the amounts by which a fund fell short of a Treasury bill's return and divides the result by the total number of months in the rating period.

                                                                      for growth
                                                                      of capital
                                                                           5

Index that exhibit value characteristics. Our holdings as of mid-year included several REITS involved in hotels, office buildings and retail space.
    Overall, the core holdings in your Fund's portfolio exhibit strong value traits. Many stocks are selling at P/Es (price/earnings ratios) in the 16 or 17 range. That's a 30% to 40% discount to the rest of the stock market. As you can see on page 2, the average P/E of stocks in the Fund's portfolio as of May 31 was less than that of stocks in the S&P 500 Index. Meanwhile, the portfolio's dividend yield (before expenses) was higher than that of the S&P 500, an indicator of the Fund's value focus.
    Also, our stock selections' price-to-book ratio (net worth for accounting purposes) was less than half that of large companies. In our opinion, this suggests capital appreciation potential.
    For much of the 1990s, technology stocks, which typically sell at very high price-to-book ratios, have not been value stocks. However, when technology share prices tumbled in autumn because of concerns about weakening product demand overseas, some stocks emerged on our radar screen as attractive opportunities.
    We tripled our technology weighting to 6% during the first quarter of 1998, adding companies such as Scientific-Atlanta, which makes equipment for cable companies. This helped your Fund's performance in the spring, but we were still underweighted in this sector relative to our peers and our benchmark. Generally, we let our value discipline dictate sector positioning. However, we monitor our weightings so the Fund does not become overweighted or underweighted in any one area of the economy.
    The financial sector remains our largest industry weighting. In fiscal
1998, we have focused on banking and insurance companies such as North Fork Bancorporation and Horace Mann Educators, which provides property-casualty insurance to teachers. Both companies were among the top 15 holdings as of May
31. We believe the insurance sector is adding value for shareholders through consolidation and effective risk management.


Broad Sector Diversification
Small Cap Value Fund vs. Russell 2000 Index
May 31, 1998


                                                                                  Allocation
                                                      Share of Fund's            Change From                Share of
Broad Sector                                               Net Assets          November 30, 1997              Index
-----------------------------------------------------------------------------------------------------------------------
Basic Industry                                                 7.3%                No change                  10.1%
Business Services                                              2.4                     -1.7%                   4.2
Capital Goods                                                  8.0                     -0.5                    5.8
Consumer Cyclicals & Staples                                   6.9                     -1.0                    7.1
Consumer Services                                             10.7                     -0.3                   13.0
Energy                                                         9.1                     +4.0                    6.3
Financial Services                                            19.1                     -1.5                   17.2
Health Care                                                    3.7                 No change                   9.2
Technology                                                     5.6                     +2.0                   14.8
REITs                                                         12.0                     -1.0                    8.8
Utilities                                                      3.2                 No change                   3.2
Transportation                                                 4.9                     -0.4                    1.8
Cash                                                           7.1                     +0.8                    0


for growth
of capital
    6


Outlook
For the balance of the year, we think businesses' debt ratios will become a more critical factor affecting earnings and stock performance. In evaluating stocks, we will look for companies with relatively low levels of debt that appear to have the potential to weather interest rate increases or a downturn in their business.
    While there are some signs of slowing in American exports, U.S. consumer spending has remained strong. The domestic economy is being propelled by relatively low interest rates, mortgage refinancing, the lowest unemployment rate in a generation and inexpensive fuel prices. In a climate of increased stock market volatility and exuberance for some large growth-style stocks, we believe prudent investors are likely to allocate more assets to smaller cap names and a value investment approach.
    One industry that may hold potential for value investors in the coming months is the rental car business. This sector is consolidating and could benefit from high levels of consumer spending this summer. We are currently evaluating opportunities in this area.
    In 1998, some portfolio managers have been rewarded for "swinging for the fences" with aggressive investment strategies. We think a more sensible long-term approach is to attempt to hit singles and doubles. That is, we select stocks that appear well-positioned to provide consistent returns over several years.
    Some of the best long-term players in baseball such as Rod Carew were not home run hitters yet talented, consistent professionals. As a small company value fund, we prefer to miss the glory of a few home runs, if it means fewer financial strikeouts and a higher long-term batting average.
    We are pleased to say that the mission of your Fund's management team has remained constant over the years. Over time, we think our game plan can provide results that will not only be competitive with the Fund's small cap peers and its benchmark, but the "big league" returns provided by the S&P 500 Index as well.

Christopher B. Beck
Vice President and Senior Portfolio Manager

June 5, 1998



Top 10 Holdings
May 31, 1998
Company                                        Price/Earnings Ratio        Price/Book Value        Percent of Net Assets
------------------------------------------------------------------------------------------------------------------------------
Mesaba Holdings                                         18.8x                   6.0x                       2.3%
Zale Corp.                                              19.0                    1.7                        1.8%
Trigon Healthcare                                       20.5                    1.5                        1.8%
Enhance Financial Services                              15.5                    2.0                        1.8%
Oceaneering International                               19.0                    3.2                        1.7%
Viad Corp.                                              22.0                    5.1                        1.7%
Horace Mann Educators                                   16.0                    2.9                        1.7%
American Water Works                                    19.2                    2.0                        1.7%
Scientific-Atlanta                                      25.7                    2.9                        1.6%
PMI Group                                               13.6                    2.3                        1.6%
------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                      13.0%


                                                                      for growth
                                                                      of capital
                                                                           7

A Diamond in the Rough
Small Cap Value Fund's Buy Discipline At Work

Smart shoppers know better bargains are generally found around Christmas. In a tough market for small-cap stocks during the first half of fiscal 1998, we discovered a gem - Zale Corp.
    Zale's is a jewelry retailer that operates the Zale's, Gordon's Jewelers and Bailey, Banks & Biddle chains in shopping malls. Like many retailers in the late 1980s, the company struggled to overcome high debts. The mid-1990s ushered in a new period of prosperity. But last autumn some analysts saw signs of tarnish on the horizon.
    Industry competition appeared to be rising, threatening Zale's profit margins. Analysts were also concerned that some consumers using the jeweler's credit cards to make 1997 Christmas purchases would be unable to make payments this year. The jeweler's stock price faded from $26 a share in mid-September to about $22 in the last week of December, reflecting this uncertainty.
    When we examined Zale's finances in December, we discovered a company with a relatively strong balance sheet. Moreover, management was polishing its operations in ways that were going unnoticed on Wall Street.
    Zale's was implementing a new merchandising program that had improved inventory turnover and comparable store sales. Sales growth and cash flow appeared strong while the retailer's fixed costs were falling. We also found that Zale's had significant tax losses from prior years that it can use to reduce its future corporate income tax bills.
    From the beginning of January through the end of May, Zale's stock rose 34%, more than twice as much as the overall stock market during the same period. As of May 31, 1998, the company's shares were your Fund's second largest holding because we believe it has further capital appreciation potential.
    As with all stocks in the Fund's portfolio, we can't guarantee that this diamond will last forever. We are prepared to sell if the company's shares no longer exhibit value characteristics. In our view, shareholders are best served by a strict investment discipline that keeps us from falling in love with any of the Fund's holdings.


Zale Corp. P/E Ratio and Stock Price
May 31, 1997 to May 31, 1998


Stock Price

May'98     $32.500       $29.375
Apr'98     $30.750       $27.875
Mar'98     $31.125       $27.625
Feb'98     $28.838       $24.125
Jan'98     $25.250       $22.000
Dec'97     $24.500       $21.500  Small Cap Value Fund Buys
Nov'97     $26.875       $21.500
Oct'97     $26.688       $22.750
Sep'97     $28.188       $21.500
Aug'97     $22.875       $21.000
Jul'97     $22.125       $19.875
Jun'97     $21.750       $19.125
May'97     $20.125       $18.375



P/E Ratio

May-98  17.479x
Apr-98  17.02
Mar-98  17.086
Feb-98  16.457
Jan-98  14.497
Dec-97  15.232
Nov-97  14.735
Oct-97  16.722
Sep-97  18.012
Aug-97  14.931
Jul-97  15.104
Jun-97  14.152
May-97  14.375


Source: Bloomberg Business News.

for growth
of capital
    8




SMALL CAP VALUE FUND'S LIFETIME PERFORMANCE
---------------------------------------------------------------
Growth of a $10,000 Investment
June 24, 1987 Through May 31, 1998



                  Small Cap Value       Russell        Standard & Poor's 500
                   Fund A Class        2000 Index             Index
                   ------------        ----------      --------------------
6/24/87              $ 9,520              $10,000            $10,000
5/31/88              $ 9,680              $ 8,756            $ 8,902
5/31/89              $13,777              $10,822            $11,287
5/31/90              $14,056              $10,869            $13,163
5/31/91              $15,618              $11,708            $14,715
5/31/92              $19,194              $13,281            $16,164
5/31/93              $23,531              $15,843            $18,041
5/31/94              $25,333              $17,225            $18,810
5/31/95              $25,849              $18,998            $22,607
5/31/96              $32,642              $25,817            $29,036
5/31/97              $40,479              $27,616            $37,577
5/31/98              $49,539              $33,490            $49,001


Chart assumes $10,000 invested on June 24, 1987 and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


Small Cap Value Fund Performance
Average Annual Returns Through May 31, 1998

                                             Lifetime     Ten Years     Five Years       One Year
--------------------------------------------------------------------------------------------------
Class A (Est.6/24/87)
    Excluding Sales Charge                    +16.27%       +17.73%        +16.04%        +22.32%
    Including Sales Charge                    +15.75%       +17.16%        +14.91%        +16.51%
--------------------------------------------------------------------------------------------------
Class B (Est.9/6/94)
    Excluding Sales Charge                    +18.73%                                     +21.48%
    Including Sales Charge                    +18.23%                                     +17.48%
--------------------------------------------------------------------------------------------------
Class C (Est.11/29/95)
    Excluding Sales Charge                    +23.22%                                     +21.50%
    Including Sales Charge                    +23.22%                                     +20.50%


Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a front-end maximum sales charge of 4.75% and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the Institutional class for the lifetime, 10-year, five-year and one-year periods and cumulative six-month returns for the period ended 5/31/98 were +16.45%, +17.93%, +16.40%, +22.74% and +4.79%, respectively. This class (Est. 11/9/92) is available without sales charge only to certain eligible institutional accounts. Performance prior to 11/9/92 is based on Class A performance, adjusted to eliminate the sale charges, but not the asset-based distribution charge.

Financial Statements
Delaware Group Equity Funds V, Inc. -
Small Cap Value Fund
Statement of Net Assets
May 31, 1998 (Unaudited)

                                                  Number        Market
                                                of Shares       Value
 Common Stock - 94.75%
 Aerospace & Defense - 0.84%
 Cordant Technologies .................           70,600      $ 3,521,175
                                                              -----------
                                                                3,521,175
                                                              -----------
 Automobiles & Automotive Parts - 2.41%
 Arvin Industries .....................          146,200        5,418,538
 CLARCOR ..............................          203,600        4,682,800
                                                              -----------
                                                               10,101,338
                                                              -----------
 Banking, Finance & Insurance - 19.08%
*Avis Rent-A-Car ......................          206,900        5,017,325
 CMAC Investment ......................           57,400        3,472,700
 Enhance Financial Services Group+ ....          113,300        7,378,663
 Everest Reinsurance Holdings .........          125,870        4,893,196
*Farm Family Holdings .................          137,400        5,624,813
*Financial Federal+ ...................          232,450        5,448,047
*First Empire State ...................            6,862        3,485,696
 Horace Mann Educators ................          215,800        7,121,400
 Keystone Financial ...................          110,150        4,323,388
 NAC RE Group .........................           77,400        3,613,613
 North Fork Bancorporation ............          252,050        6,064,953
 PMI Group ............................           89,200        6,706,725
 SCPIE Holdings .......................           73,300        2,657,125
 TIG Holdings .........................          120,900        2,992,275
 Union Planters .......................          105,100        6,148,350
 Westamerica Bancorporation ...........          168,100        5,200,594
                                                              -----------
                                                               80,148,863
                                                              -----------
 Buildings & Materials - 3.52%
 Chicago Bridge & Iron N.V ............          177,400        3,026,888
*Jacobs Engineering Group .............          197,800        6,354,325
 D.R. Horton+ .........................          299,800        5,396,400
                                                              -----------
                                                               14,777,613
                                                              -----------
 Cable, Media & Publishing - 1.30%
*Applied Graphics Technologies ........           51,900        2,491,200
 Cadmus Communications ................          117,600        2,984,100
                                                              -----------
                                                                5,475,300
                                                              -----------
 Chemicals - 3.85%
 A. Schulman ..........................          157,100        3,142,000
 Ferro ................................          141,500        4,050,438
 Lawter International .................          298,700        2,874,988
*Scotts ...............................          174,300        6,078,713
                                                              -----------
                                                               16,146,139
                                                              -----------
 Computers & Technology - 4.20%
*Novellus Systems+ ....................           70,100        2,650,656
*Quantum ..............................          115,600        2,532,362
 Scientific-Atlanta ...................          309,300        6,823,931
*SpeedFam International ...............           92,200        1,806,535
*Synopsys+ ............................           88,700        3,811,328
                                                              -----------
                                                               17,624,812
                                                              -----------
---------------
Top 10 common stock holdings, representing 13.00% of net assets, are in boldface.

                                                      for growth of capital    9

                                                      Number        Market
                                                    of Shares       Value
    Common Stock (Continued)
 Electronics & Electrical Equipment - 1.97%
*KEMET ....................................          156,700      $ 2,521,891
 Kuhlman+ .................................          136,000        5,746,000
                                                                  -----------
                                                                    8,267,891
                                                                  -----------
 Energy - 9.11%
*Belco Oil & Gas+ .........................          163,100        1,610,613
*Oceaneering International ................          333,700        7,174,550
*Offshore Logistics+ ......................           94,400        1,929,300
*Pool Energy Services .....................          174,700        3,564,972
*SEACOR SMIT+ .............................           69,800        4,083,300
*Seagull Energy ...........................          276,200        4,574,563
*Seitel ...................................          281,500        4,785,500
*Swift Energy+ ............................          270,190        4,880,307
 Vintage Petroleum+ .......................          312,700        5,667,688
                                                                  -----------
                                                                   38,270,793
                                                                  -----------

 Food, Beverage & Tobacco - 3.20%
*Corn Products ............................          162,800        5,575,900
 Schweitzer-Mauduit International .........          135,500        4,479,969
 Universal Foods ..........................          142,300        3,388,519
                                                                  -----------
                                                                   13,444,388
                                                                  -----------
 Healthcare & Pharmaceuticals - 3.70%
 Arrow International+ .....................           86,200        2,987,369
*Marquette Medical Systems ................          185,000        5,174,219
*Trigon Healthcare ........................          217,500        7,395,000
                                                                  -----------
                                                                   15,556,588
                                                                  -----------
 Hotels/Diversified Reits - 1.99%
 Patriot American Hospitality+ ............          226,603        5,424,310
 Starwood Lodging Trust ...................           62,500        2,949,219
                                                                  -----------
                                                                    8,373,529
                                                                  -----------
 Industrial Machinery - 5.15%
 Columbus McKinnon ........................          178,500        5,193,234
*Global Industries Technology .............          183,000        3,099,563
 IDEX+ ....................................          146,400        5,416,800
 Regal-Beloit .............................          152,400        4,972,050
 Watts Industries .........................          126,400        2,946,700
                                                                  -----------
                                                                   21,628,347
                                                                  -----------
 Leisure, Lodging & Entertainment - 4.82%
 American General Hospitality+ ............          197,200        4,683,500
*Hollywood Park ...........................          154,300        1,996,256
 King World Productions ...................          250,400        6,385,200
 Viad .....................................          265,000        7,155,000
                                                                  -----------
                                                                   20,219,956
                                                                  -----------
 Manufactured Housing Reits - 0.79%
 Chateau Communities ......................          111,307        3,297,470
                                                                  -----------
                                                                    3,297,470
                                                                  -----------
 Metals & Mining - 0.96%
*Lone Star Technologies ...................          212,900        4,045,100
                                                                  -----------
                                                                    4,045,100
                                                                  -----------
for growth of capital    10



Small Cap Value Fund
Statement of Net Assets (Continued)


                                                Number          Market
                                              of Shares         Value
 Common Stock (Continued)
 Office/Industrial Reits - 6.03%
 Cabot Industrial Trust+ .............          244,100      $ 5,354,944
 Duke Realty Investments .............          167,200        3,782,900
 Mack-Cali Realty ....................          137,600        4,953,600
 Prentiss Properties Trust ...........          216,400        5,531,725
 Reckson Associates Realty+ ..........          228,300        5,678,963
                                                             -----------
                                                              25,302,132
                                                             -----------
 Paper & Forest Products - 3.22%
 Caraustar Industries ................           92,900        2,853,772
 Chesapeake ..........................           82,400        2,925,200
 Glatfelter (P.H.) ...................          230,900        3,766,556
 Rayonier ............................           84,900        3,984,994
                                                             -----------
                                                              13,530,522
                                                             -----------
 Retail - 3.97%
*BJ's Wholesale Club .................          144,800        5,719,600
*Sports Authority ....................          224,600        3,383,038
*Zale ................................          244,000        7,548,806
                                                             -----------
                                                              16,651,444
                                                             -----------
 Retail Strip Center Reits - 2.42%
*Excel Legacy ........................          144,400          739,328
 Excel Realty Trust ..................          157,200        4,283,700
 Pan Pacific Retail Properties+ ......          242,500        5,137,969
                                                             -----------
                                                              10,160,997
                                                             -----------
 Self-Storage Reits - 0.96%
 Public Storage+ .....................          133,900        4,017,000
                                                             -----------
                                                               4,017,000
                                                             -----------
 Textiles, Apparel & Furniture - 2.92%
 Kellwood ............................          153,300        5,068,481
*Quaker Fabric .......................          146,300        3,913,525
*Synthetic Industries ................          160,800        3,281,325
                                                             -----------
                                                              12,263,331
                                                             -----------
 Transportation & Shipping - 4.85%
*Mesaba Holdings .....................          443,550        9,619,491
*M.S. Carriers .......................          168,400        5,020,425
 USFreightways .......................          182,100        5,724,769
                                                             -----------
                                                              20,364,685
                                                             -----------
 Utilities - 3.18%
 American Water Works+ ...............          240,800        7,073,500
 Public Service Company of New Mexico           133,900        2,903,956
 Sierra Pacific Resources ............           98,900        3,393,506
                                                             -----------
                                                              13,370,962
                                                             -----------
 Miscellaneous - 0.31%
*Rural/Metro .........................           54,700        1,297,416
                                                             -----------
                                                               1,297,416
                                                             -----------
 Total Common Stock
 (cost $307,141,581) .................                       397,857,791
                                                             -----------


                                             Principal
                                               Amount
Repurchase Agreements - 8.93%
With Chase Manhattan 5.53% 6/01/98 (dated
5/29/98, collateralized by $6,173,747
U.S. Treasury Notes 6.625% due
4/30/02, market value $6,424,954 and
collateralized by $6,932,121 U.S.
Treasury Notes 6.625% due
4/30/02, market value $7,214,186)           $13,362,000       13,362,000


                                                                           Principal         Market
                                                                             Amount          Value
 Repurchase Agreements (Continued)
 With JP Morgan Securities 5.55% 6/01/98
  (dated 5/29/98, collateralized by $5,439,774
  U.S. Treasury Notes 6.00% due 6/30/99,
  market value $5,599,614 and collateralized by
  $6,932,121 U.S. Treasury Notes 6.00% due
  6/30/99, market value $7,135,812) ..............................      $  12,478,000       $  12,478,000
 With Paine Weber 5.55% 6/01/98
  (dated 5/29/98, collateralized by $5,773,071
  U.S. Treasury Notes 5.75% due 11/15/00,
  market value $5,809,152 and collateralized by
  $5,725,932 U.S. Treasury Notes 7.50% due
  11/15/01, market value $6,080,458) .............................         11,646,000          11,646,000
                                                                                            -------------
 Total Repurchase Agreements
  (cost $37,486,000) .............................................                             37,486,000
                                                                                            -------------
 Total market value of securities - 103.68%
  (cost $344,627,581) ............................................                          $ 435,343,791
 Liabilities net of receivables
  and other assets - (3.68)% .....................................                            (15,435,932)
                                                                                            -------------
 Net assets applicable to 14,615,661 shares
  ($0.01 par value) Outstanding - 100.00% ........................                          $ 419,907,859
                                                                                            =============
 Net asset value - Small Cap Value Fund A class
  ($304,102,327 / 10,559,067 SHARES)..............................                                 $28.80
                                                                                                   ======
 Net asset value - Small Cap Value Fund B class
  ($76,274,309 / 2,675,329 SHARES) ...............................                                 $28.51
                                                                                                   ======
 Net asset value - Small Cap Value Fund C class
  ($27,824,133 / 976,629 SHARES) .................................                                 $28.49
                                                                                                   ======
 Net asset value - Small Cap Value Fund Institutional class
  ($11,707,090 / 404,636 SHARES) .................................                                 $28.93
                                                                                                   ======
 Components of net assets at May 31, 1998:
 Common Stock, $0.01 par value, 500,000,000 shares authorized to the Fund with 150,000,000 shares allocated to Small Cap
  Value Fund A Class, 100,000,000 shares allocated to
  Small Cap Value Fund B Class, 50,000,000 shares allocated
  to Small Cap Value Fund C Class, 50,000,000 shares
  allocated to Small Cap Value Fund Institutional Class ..........                          $ 317,942,338

 Undistributed net investment income .............................                              1,279,457

 Accumulated net realized gain on investments ....................                              9,971,147
 Net unrealized appreciation of investments and foreign currencies                             90,714,917
                                                                                            -------------
 Total Net Assets ................................................                          $ 419,907,859
                                                                                            =============
---------------
* Non-income producing security.
+ Security is partially or fully on loan.

 Net asset value and offering price per share
  Small Cap Value Fund A Class
  Net asset value A Class (A)                                                                      $28.80
 Sales Charge (4.75% of offering price or 5.00%,
  of the amount invested per share) (B)                                                              1.44
                                                                                                   ------
 Offering Price                                                                                    $30.24
                                                                                                   ======

---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

Delaware Group Equity Funds V, Inc. -
Small Cap Value Fund
Statement of Operations
Six Months Ended May 31, 1998
(Unaudited)



 Investment Income:
 Interest ................................      $   949,817
 Dividends ...............................        3,554,023      $ 4,503,840
                                                -----------
 Expenses:
 Management fees .........................        1,427,330
 Distribution expense ....................          823,417
 Dividend disbursing, transfer agent fees,
     and other expenses ..................          380,398
 Accounting and administration ...........           91,937
 Registration fees .......................           34,905
 Reports and statements to shareholders ..           14,975
 Professional fees .......................           11,715
 Directors' fees .........................            4,185
 Taxes (other than taxes on income) ......            1,300
 Custodian fees ..........................              350        2,790,512
                                                -----------      -----------
 Net Investment Income ...................                         1,713,328
                                                                 -----------

 Net Realized and Unrealized Gain on
     investment transactions and
     foreign currencies:
 Net realized gain on investment .........                        10,030,566
 Net change in unrealized appreciation
     of investments and foreign currencies                         3,121,798
                                                                 -----------
 Net Realized and Unrealized
     Gain on investments and
     foreign currencies ..................                        13,152,364
                                                                 -----------
 Net Increase in Net Assets Resulting
     from Operations .....................                       $14,865,692
                                                                 ===========
See accompanying notes
                                                     for growth of capital    11

Delaware Group Equity Funds V, Inc. -
Small Cap Value Fund
Statement of Changes in Net Assets

                                                          Six Months              Year
                                                            Ended                Ended
                                                            5/31/98             11/30/97
                                                          (Unaudited)
Increase in Net Assets from Operations:
 Net investment income ............................      $   1,713,328       $   1,206,441
 Net realized gain on investments .................         10,030,566          24,175,591
 Net change in unrealized appreciation of
     investments and foreign currencies ...........          3,121,798          55,330,834
                                                         -------------       -------------
 Net increase in net assets resulting
     from operations ..............................         14,865,692          80,712,866
                                                         -------------       -------------
 Distributions to Shareholders from
     Net investment income:
     A Class ......................................         (1,285,317)         (1,008,137)
     B Class ......................................               --                  --
     C Class ......................................               --                  --
     Institutional Class ..........................           (110,446)           (125,855)
 Net realized gain on investment transactions:
     A Class ......................................        (19,279,760)        (29,123,966)
     B Class ......................................         (3,029,492)         (1,956,018)
     C Class ......................................           (944,203)           (557,182)
     Institutional Class ..........................         (1,054,260)         (2,394,311)
                                                         -------------       -------------
                                                           (25,703,478)        (35,165,469)
                                                         -------------       -------------

 Capital Share Transactions:
 Proceeds from shares sold:
     A Class ......................................        145,684,624         105,481,776
     B Class ......................................         38,545,373          24,023,390
     C Class ......................................         16,012,718           8,692,513
     Institutional Class ..........................          5,079,103           7,836,675

 Net asset value of shares issued upon reinvestment
     of dividends from net investment income and
     net realized gain on investment transactions:
     A Class ......................................         19,744,263          28,758,320
     B Class ......................................          2,863,324           1,884,985
     C Class ......................................            899,118             536,064
     Institutional Class ..........................          1,160,155           2,518,772
                                                         -------------       -------------
                                                           229,988,678         179,732,495
                                                         -------------       -------------
 Cost of shares repurchased:
     A Class ......................................       (121,544,056)        (96,745,306)
     B Class ......................................         (3,315,492)         (2,525,867)
     C Class ......................................         (1,106,515)         (1,235,880)
     Institutional Class ..........................         (8,700,877)        (14,109,396)
                                                         -------------       -------------
                                                          (134,666,940)       (114,616,449)
                                                         -------------       -------------
 Increase in net assets derived from capital
     share transactions ...........................         95,321,738          65,116,046
                                                         -------------       -------------
 Net Increase in Net Assets .......................         84,483,952         110,663,443

 Net Assets:
 Beginning of period ..............................        335,423,907         224,760,464
                                                         -------------       -------------
 End of period ....................................      $ 419,907,859       $ 335,423,907
                                                         =============       =============


                             See accompanying notes
for growth of capital   12



Delaware Group Equity Funds V, Inc. - Small Cap Value Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       Small Cap Value Fund A Class
                                                                       ----------------------------------------------------------
                                                                       Six Months
                                                                          Ended                     Year Ended
                                                                         5/31/98(1) 11/30/97   11/30/96     11/30/95     11/30/94
                                                                       (Unaudited)
Net asset value, beginning of period ................................   $29.790     $25.780     $22.760      $19.320      $20.070

Income from investment operations:
    Net investment income(2) ........................................     0.144       0.131       0.122        0.253        0.142
    Net realized and unrealized gain (loss) on investments ..........     1.106       7.914       4.028        3.597       (0.687)
                                                                        -------     -------     -------      -------      -------
    Total from investment operations ................................     1.250       8.045       4.150        3.850       (0.545)
                                                                        -------     -------     -------      -------      -------
Less dividends and distributions:
    Dividends from net investment income ............................    (0.140)     (0.135)     (0.240)      (0.160)      (0.035)
    Distributions from net realized gains on investment transactions     (2.100)     (3.900)     (0.890)      (0.250)      (0.170)
                                                                        -------     -------     -------      -------      -------
    Total dividends and distributions ...............................    (2.240)     (4.035)     (1.130)      (0.410)      (0.205)
                                                                        -------     -------     -------      -------      -------
Net asset value, end of period ......................................   $28.800     $29.790     $25.780      $22.760      $19.320
                                                                        =======     =======     =======      =======      =======

Total Return(3) .....................................................     4.58%      36.38%      19.08%       20.39%       (2.78%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .........................  $304,103    $268,266    $192,297     $177,011     $179,498
    Ratio of expenses to average net assets .........................     1.33%       1.39%       1.45%        1.48%        1.46%
    Ratio of net investment income to average net assets ............     1.03%       0.51%       0.51%        1.18%        0.75%
    Portfolio turnover ..............................................       34%         53%         87%          65%          14%

----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended November 30, 1996, and 1997 was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.


                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Small Cap Value Fund B Class
                                                               ----------------------------
                                               Six Months                                            Period
                                                 Ended                   Year Ended                  9/6/94(2)
                                                5/31/98(1)  11/30/97     11/30/96      11/30/95    to 11/30/94
                                               (Unaudited)
Net asset value, beginning of period .......    $29.460       $25.570     $22.590        $19.300      $20.280

Income from investment operations:
Net investment income(4) ...................      0.075        (0.042)     (0.041)         0.141        0.011
Net realized and unrealized gain
    (loss) on investments ..................      1.075         7.832       4.006          3.549       (0.991)
                                                -------       -------     -------        -------      -------
Total from investment operations ...........      1.150         7.790       3.965          3.690       (0.980)
                                                -------       -------     -------        -------      -------

Less dividends and distributions:
    Dividends from net investment income ...          -             -      (0.095)        (0.150)           -
    Distributions from net realized gains
    on investment transactions .............     (2.100)       (3.900)     (0.890)        (0.250)           -
                                                -------       -------     -------        -------      -------
    Total dividends and distributions ......     (2.100)       (3.900)     (0.985)        (0.400)           -
                                                -------       -------     -------        -------      -------
Net asset value, end of period .............    $28.510       $29.460     $25.570        $22.590      $19.300
                                                =======       =======     =======        =======      =======

Total Return(5) ............................      4.25%        35.36%      18.26%         19.55%       (4.83%)

Ratios and supplemental data:
    Net assets, end of period
    (000 omitted) ..........................    $76,274       $39,733     $12,730         $5,788       $1,455
    Ratio of expenses to
    average net assets .....................      2.03%         2.09%       2.15%          2.18%        2.16%
    Ratio of net investment income to
    average net assets .....................      0.33%        (0.19%)     (0.19%)         0.48%        0.05%
    Portfolio turnover .....................        34%           53%         87%            65%          14%


                                                     for growth of capital    13


                                                                Small Cap Value Fund C Class
                                                                ----------------------------
                                                    Six Months                                   Period
                                                      Ended       Year Ended                   11/29/95(3)
                                                     5/31/98(1)     11/30/97      11/30/96    to 11/30/95
                                                    (Unaudited)
Net asset value, beginning of period ............    $29.440       $25.550        $22.760        $22.510

Income from investment operations:
Net investment income(4) ........................      0.062        (0.033)        (0.043)             -
Net realized and unrealized gain
                                                     -------       -------        -------        -------
    (loss) on investments .......................      1.088         7.823          4.003          0.250
                                                     -------       -------        -------        -------
Total from investment operations ................      1.150         7.790          3.960          0.250

Less dividends and distributions:
    Dividends from net investment income ........          -             -         (0.280)             -
    Distributions from net realized gains
    on investment transactions ..................     (2.100)       (3.900)        (0.890)             -
                                                     -------       -------        -------        -------
    Total dividends and distributions ...........     (2.100)       (3.900)        (1.170)             -
                                                     -------       -------        -------        -------
Net asset value, end of period ..................    $28.490       $29.440        $25.550        $22.760
                                                     =======       =======        =======        =======

Total Return(5) .................................      4.25%        35.40%         18.23%             (6)

Ratios and supplemental data:
    Net assets, end of period
    (000 omitted) ...............................    $27,824       $12,547         $3,360             $5
    Ratio of expenses to
    average net assets ..........................      2.03%         2.09%          2.15%             (6)
    Ratio of net investment income to
    average net assets ..........................      0.33%        (0.19%)        (0.19%)            (6)
    Portfolio turnover ..........................        34%           53%            87%             (6)


------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Date of initial public offering.
(4) Per share information for the years ended November 30, 1996, and 1997 was based on the average shares outstanding method.
(5) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
(6) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and returns for this relatively short period are not meaningful.

                             See accompanying notes
for growth of capital    14




Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Small Cap Value Fund Institutional Class
                                                                      ---------------------------------------------------------
                                                                       Six Months
                                                                         Ended                       Year Ended
                                                                        5/31/98(1)  11/30/97   11/30/96    11/30/95    11/30/94
                                                                      (Unaudited)



Net asset value, beginning of period ................................    $29.950     $25.910    $22.860     $19.400     $20.140

Income from investment operations:
    Net investment income(2) ........................................      0.178       0.209      0.193       0.297       0.195
    Net realized and unrealized gain (loss) on investments ..........      1.122       7.936      4.047       3.628      (0.685)
                                                                         -------     -------    -------     -------     -------
    Total from investment operations ................................      1.300       8.145      4.240       3.925      (0.490)
                                                                         -------     -------    -------     -------     -------

Less dividends and distributions:
    Dividends from net investment income ............................     (0.220)     (0.205)    (0.300)     (0.215)     (0.080)
    Distributions from net realized gains on investment transactions      (2.100)     (3.900)    (0.890)     (0.250)     (0.170)
                                                                         -------     -------    -------     -------     -------
    Total dividends and distributions ...............................     (2.320)     (4.105)    (1.190)     (0.465)     (0.250)
                                                                         -------     -------    -------     -------     -------

Net asset value, end of period ......................................    $28.930     $29.950    $25.910     $22.860     $19.400
                                                                         =======     =======    =======     =======     =======

Total Return ........................................................      4.79%      36.73%     19.45%      20.76%      (2.51%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .........................    $11,707     $14,878    $16,373      $7,294      $6,385
    Ratio of expenses to average net assets .........................      1.03%       1.09%      1.15%       1.18%       1.16%
    Ratio of net investment income to average net assets ............      1.33%       0.81%      0.81%       1.48%       1.05%
    Portfolio turnover ..............................................        34%         53%        87%         65%         14%



----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended November 30, 1996, and 1997 was based on the average shares outstanding method.

                             See accompanying notes

Delaware Group Equity Funds V, Inc. - Small Cap Value Fund
Notes to Financial Statements
May 31, 1998
(Unaudited)

Delaware Group Equity Funds V, Inc.- Small Cap Value Fund, (The "Fund") formerly known as Delaware Group Value Fund, Inc. is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Small Cap Value Fund A Class carries a front-end sales charge of 4.75%. The Small Cap Value Fund B Class carries a back-end deferred sales charge. The Small Cap Value Fund C Class carries a level load deferred sales charge and the Small Cap Value Institutional Class has no sales charge. The Fund's objective is to seek capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

                                                     for growth of capital    15


Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% of the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At May 31, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $139,920.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agency and accounting services for the Fund. For the six-month period ended May 31, 1998, the Fund expensed $380,398 for dividend disbursing and transfer agency services and $91,937 for accounting services. At May 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC for $75,429.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the six-month period ended May 31, 1998, DDLP earned $163,291 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended May 31, 1998, the Fund made purchases of $126,572,397 and sales of $49,604,328 of investment securities other than U.S. government securities and temporary cash investments.

At May 31, 1998, the aggregate cost of securities for federal income tax purposes was $344,627,581

At May 31, 1998, unrealized appreciation for federal income tax purposes aggregated $90,716,210 of which $99,585,909 related to unrealized appreciation of securities and $8,869,699 related to unrealized depreciation of securities.

for growth of capital    16

4. Capital Stock
Transactions in capital stock were as follows:

                                                                         Six Months        Year
                                                                           Ended          Ended
                                                                          5/31/98        11/30/97
                                                                        (Unaudited)
                                                                        ----------    ----------
Shares sold:
    A Class                                                              5,034,472     3,803,359
    B Class                                                              1,336,735       863,518
    C Class                                                                555,506       319,094
    Institutional Class                                                    172,618       300,180

Shares issued upon reinvestment of dividends from
    net investment income and net realized gains
    from security transactions:
    A Class                                                                720,643     1,284,427
    B Class                                                                105,269        84,528
    C Class                                                                 33,080        24,071
    Institutional Class                                                     42,218       112,195
                                                                       -----------    ----------
                                                                         8,000,541     6,791,372
                                                                       -----------    ----------
Shares repurchased:
    A Class                                                             (4,202,226)   (3,540,085)
    B Class                                                               (115,163)      (97,467)
    C Class                                                                (38,093)      (48,531)
    Institutional Class                                                   (306,930)     (547,644)
                                                                       -----------    ----------
                                                                        (4,662,412)   (4,233,727)
                                                                       -----------    ----------
Net Increase                                                             3,338,129     2,557,645
                                                                       ===========    ==========

5. Lines of Credit
The Fund has a committed line of credit for $10,000,000. No amount was outstanding at May 31, 1998, or at any time during the fiscal year.

6. Credit and Market Risk
The Fund may invest up to 10% of its total net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
Security loans are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at May 31, 1998 was $22,391,486 and $22,839,316, respectively.

DELAWARE INVESTMENTS FAMILY OF FUNDS

For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

For Total Return
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund



For International Diversification
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund


For Current Income
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
    U.S. Government Securities Fund
Limited-Term Government Fund


For Tax-Exempt Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Tax-Free Money Fund

Asset Allocation Funds
Growth Portfolio
Balanced Portfolio
Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

This Semi-annual report is for the information of Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Small Cap Value Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Investment Manager
Delaware Management Company
Philadelphia

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682


(Photo of globes)



For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

DELAWARE
INVESTMENTS
-----------
Philadelphia o London


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

SA-021 [5/98] PP7/98
(825)